Interpublic Group

Fourth Quarter & Full Year 2007 Earnings Conference Call
February 29, 2008

Overview

- Revenue increased 5.6% from Q4-06
  - Organic revenue growth
    - → 1.7% Q4-07
    - → 3.8% FY-07
- Operating income increased significantly
  - Q4: $272mm vs $168mm
  - FY: $344mm vs $106mm
- Diluted E.P.S.
  - Q4: $0.31 vs $0.11
  - FY: $0.26 vs ($0.19)
- FY-07 cash flow from operations was $298 million
- Achieved SOX compliance

Operating Performance Q4 - 2007

	Three Months Ended December 31,	
	2007	2006
Revenue	$ 1,982.5	$ 1,877.1
Salaries and Related Expenses	1,106.0	1,087.6
Office and General Expenses	578.2	572.9
Restructuring and Other Reorganization-Related Charges	26.5	21.6
Long-Lived Asset Impairment and Other Charges	-	27.2
Operating Income	271.8	167.8
Interest Expense	(64.7)	(63.6)
Interest Income	32.8	35.9
Other Income (Expense)	6.8	(53.1)
Income before income taxes	246.7	87.0
Provision for Income Taxes	60.2	12.0
Net Equity Interests (Net of Tax)	(8.1)	(5.9)
Net Income	178.4	69.1
Dividends on Preferred Stock	6.9	11.9
Allocation to Participating Securities	8.8	8.1
Net Income Applicable to Common Stockholders	$ 162.7	$ 49.1
Earnings per share of common stock		
Basic	$ 0.35	$ 0.11
Diluted	$ 0.31	$ 0.11
Weighted-average number of common shares outstanding:		
Basic	458.9	432.7
Diluted	545.3	459.7

($ in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended		Twelve Months Ended	
December 31, 2006	**$ 1,877.1**		**$ 6,190.8**	
Total change	105.4	5.6%	363.4	5.9%
Foreign currency changes	81.9	4.4%	197.5	3.2%
Net acquisitions/divestitures	(7.9)	(0.4%)	(70.7)	(1.1%)
Organic	31.4	1.7%	236.6	3.8%
December 31, 2007	**$ 1,982.5**		**$ 6,554.2**	

Segments

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2007	2006	Reported	Organic	2007	2006	Reported	Organic
IAN	$ 1,683.4	$ 1,600.1	5.2%	0.8%	$ 5,505.7	$ 5,230.6	5.3%	2.9%
CMG	$ 299.1	$ 277.0	8.0%	6.8%	$ 1,048.5	$ 960.2	9.2%	9.0%

Integrated Agency Networks: McCann, Draftfcb, Lowe, and our stand-alone agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

IPG

Geographic Revenue Change

	Three Months Ended December 31, 2007		Twelve Months Ended December 31, 2007	
	Reported	Organic	Reported	Organic
United States	3.6%	3.7%	6.1%	6.3%
International	7.8%	(0.5%)	5.6%	0.7%
United Kingdom	10.9%	5.7%	4.2%	1.5%
Continental Europe	7.7%	(1.2%)	4.0%	(2.8%)
Asia Pacific	20.4%	6.8%	13.5%	6.1%
Latin America	(2.4%)	(6.8%)	3.5%	1.0%
All Other Markets	(5.1%)	(11.4%)	2.9%	1.6%
Worldwide	**5.6%**	**1.7%**	**5.9%**	**3.8%**

"All Other Markets" includes Canada, Africa, and Middle East.

See reconciliation on page 18.

IPG

Organic Revenue Growth LTM


4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07

See reconciliation on page 19.

Expenses

Salaries & Related

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended December 31,	$ 1,106.0	$ 1,087.6	$ 18.4	1.7%	(2.4%)
% of Revenue	*55.8%*	*57.9%*			
Three months severance	$ 32.0	$ 60.0	$ (28.0)	(46.7%)	
% of Revenue	*1.6%*	*3.2%*			
Twelve Months Ended December 31,	$ 4,139.2	$ 3,944.1	$ 195.1	4.9%	2.7%
% of Revenue	*63.2%*	*63.7%*			
Twelve months severance	$ 79.5	$ 98.8	$ (19.3)	(19.5%)	
% of Revenue	*1.2%*	*1.6%*			

Office & General

	2007	2006	Change $	Change Reported	Change Organic
Three Months Ended December 31,	$ 578.2	$ 572.9	$ 5.3	0.9%	(2.2%)
% of Revenue	*29.2%*	*30.5%*			
Three months professional fees	$ 48.7	$ 62.5	$ (13.8)	(22.1%)	
% of Revenue	2.5%	*3.3%*			
Twelve Months Ended December 31,	$ 2,044.8	$ 2,079.0	$ (34.2)	(1.6%)	(2.7%)
% of Revenue	*31.2%*	*33.6%*			
Twelve months professional fees	$ 166.7	$ 239.1	$ (72.4)	(30.3%)	
% of Revenue	*2.5%*	*3.9%*			

See reconciliation on page 20.

($ in Millions)

Adjusted Operating Margin LTM



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 21.

Cash Flow 2007

	Twelve Months Ended December 31, 2007		Twelve Months Ended December 31, 2006
NET INCOME (LOSS)	$ 168		$ (32)
Income from Discontinued Operations	-		(5)
OPERATING ACTIVITIES			
Depreciation & amortization	288		261
Deferred taxes	(22)		(58)
Other non-cash items	50		92
Change in working capital, net	(171)		(251)
Other non-current assets & liabilities	(15)		(3)
Discontinued operations	-		5
Cash provided by Operating Activities	**298**		**9**
INVESTING ACTIVITIES			
Acquisitions & deferred payments, net	(151)		(15)
Business & investment purchases/sales, net	50		42
Capital expenditures	(148)		(128)
Cash used in Investing Activities	**(249)**		**(101)**
FINANCING ACTIVITIES			
Increase in short-term bank borrowings	10		34
Preferred stock dividends	(28)		(47)
Issuance costs & consent fees	(4)		(51)
Call spread transactions in connection with ELF financing	-		(29)
Other	(15)		(37)
Cash used in Financing Activities	**(37)**		**(130)**
Currency Effect	66		(11)
Increase (decrease) in Cash & S/T Marketable Securities	**$ 78**	(1)	**$ (233)**

[1] Additionally, we acquired $8 of S/T Marketable Securities held by one of our current year acquisitions and realized an other-than-temporary charge of $6 related to investments in auction rate securities.

($ in Millions)

IPG

Balance Sheet – Current Portion

	December 31, 2007	December 31, 2006
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,014.9	$ 1,955.7
Short-term marketable securities	22.5	1.4
Accounts receivable, net	4,132.7	3,934.9
Expenditures billable to clients	1,210.6	1,021.4
Other current assets	305.1	295.4
Total current assets	**$ 7,685.8**	**$ 7,208.8**
CURRENT LIABILITIES:		
Accounts payable	$ 4,124.3	$ 4,124.1
Accrued liabilities	2,691.2	2,426.7
Short-term debt	305.1	82.9
Total current liabilities	**$ 7,120.6**	**$ 6,633.7**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.3 billion



$800
$600
$400
$200
$0
millions
$305(A)
$250
$250
$500
$400(B)
$200(C)
$350
$800
2008
2009
2010
2011
2012
2013
2014
2015+
Face Value as of December 31, 2007
Other Short-Term Debt
Long-Term Debt
4.75% Convertible Notes
4.50% Convertible Notes
4.25% Convertible Notes
First Investor Option to Put 4.50% Notes due 2023 (in 2008)
First Investor Option to Put 4.25% Notes due 2023 (in 2012)
First Investor Option to Put 4.75% Notes due 2023 (in 2013)

(A) Discrete option to put 4.50% Notes for cash in March 2008, and for cash or stock, at Company's election, in March 2013 and March 2018

(B) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018

(C) Discrete option to put 4.75% Notes for cash or stock, at Company's election, in March 2013 and March 2018

($ in Millions, except Total Debt)

Summary - 2007

- Dramatic improvement
  - Organic revenue growth +280 bps
  - Operating margin +360 bps
  - Cash from operations +$289 million
- All material control weaknesses remediated – Sarbanes Oxley compliant
- Momentum from 2007 has us cautiously optimistic for 2008
- Financial targets of peer-level organic revenue growth and 8.5%-9.0% margins achievable

IPG

Interpublic Group

Appendix

Operating Performance 2007

	Twelve months ended December 31,			
		2007		2006
Revenue	$	6,554.2	$	6,190.8
Salaries and Related Expenses		4,139.2		3,944.1
Office and General Expenses		2,044.8		2,079.0
Restructuring and Other Reorganization-Related Charges		25.9		34.5
Long-lived asset impairment and other charges		-		27.2
Operating Income		344.3		106.0
Interest Expense		(236.7)		(218.7)
Interest Income		119.6		113.3
Other Income (Expense)		8.5		(5.6)
Income (loss) from continuing operations before income taxes		235.7		(5.0)
Provision for Income Taxes		58.9		18.7
Net Equity Interests (Net of Tax)		(9.2)		(13.0)
Income (Loss) From Continuing Operations		167.6		(36.7)
Income From Discontinued Operations (Net Of Tax)		-		5.0
Net Income (Loss)		167.6		(31.7)
Dividends on Preferred Stock		27.6		47.6
Allocation to Participating Securities		8.7		-
Net Income (Loss) Applicable to Common Stockholders	$	131.3	$	(79.3)
Earnings (loss) per share of common stock				
Basic:				
Continuing operations	$	0.29	$	(0.20)
Discontinued operations		-		0.01
Total	$	0.29	$	(0.19)
Diluted:				
Continuing operations	$	0.26	$	(0.20)
Discontinued operations		-		0.01
Total	$	0.26	$	(0.19)
Weighted-average number of common shares outstanding:				
Basic		457.7		428.1
Diluted		503.1		428.1

($ in Millions, except per share amounts)

IPG

Cash Flow Q4 - 2007

	Three Months Ended December 31, 2007	2006
NET INCOME	$ 178	$ 69
OPERATING ACTIVITIES		
Depreciation & amortization	81	74
Deferred taxes	14	24
Other non-cash items	32	96
Change in working capital, net	223	330
Other non-current assets & liabilities	(10)	(3)
Cash provided by Operating Activities	**518**	**590**
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(29)	(1)
Business & investment purchases/sales, net	33	(13)
Capital expenditures	(51)	(58)
Cash used in Investing Activities	**(47)**	**(72)**
FINANCING ACTIVITIES		
Increase in short-term bank borrowings	19	20
Preferred stock dividends	(7)	(12)
Issuance costs	(4)	(9)
Other	(2)	(13)
Cash provided by (used in) Financing Activities	**6**	**(14)**
Currency Effect	33	(16)
Increase in Cash & S/T Marketable Securities	**$ 510** [1]	**$ 488**

[1] Additionally, we realized an other-than-temporary charge of $6 related to investments in auction rate securities.

($ in Millions)

Depreciation and Amortization

	2006									
	Q1		Q2		Q3		Q4		FY 2006	
Depreciation and amortization of fixed assets and intangible assets	$	42.9	$	42.2	$	41.9	$	46.6	$	173.6
Amortization of bond discounts and deferred financing costs		3.2		7.7		11.3		9.6		31.8
Amortization of restricted stock and other non-cash compensation		9.3		11.4		16.4		18.0		55.1
Total	$	55.4	$	61.3	$	69.6	$	74.2	$	260.5

	2007									
	Q1		Q2		Q3		Q4		FY 2007	
Depreciation and amortization of fixed assets and intangible assets	$	43.0	$	40.9	$	43.7	$	49.6	$	177.2
Amortization of bond discounts and deferred financing costs		7.8		7.8		7.8		7.4		30.8
Amortization of restricted stock and other non-cash compensation		19.6		13.1		22.6		24.4		79.7
Total	$	70.4	$	61.8	$	74.1	$	81.4	$	287.7

($ in Millions)

Acquisition Payment Obligations*



$175
$150
$125
$100
$75
$50
$25
$0
Stock
Cash
24
142
13
92
11
15
16
1
60
26
80
2004A
2005A
2006A
2007A
2008 Est.
2009 Est.
2010+ Est.

* Excludes compensation expense

($ in Millions)

IPG

Reconciliation of Geographic Revenue Change

Three Months Ended December 31

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
United States	$ 1,000.9	$ 966.2	$ 34.7	$ -	$ (1.3)	$ 36.0
United Kingdom	179.4	161.8	17.6	11.9	(3.5)	9.2
Continental Europe	390.6	362.7	27.9	40.9	(8.5)	(4.5)
Asia Pacific	198.6	164.9	33.7	11.5	11.0	11.2
Latin America	100.3	102.8	(2.5)	8.4	(3.9)	(7.0)
All Other Markets	112.7	118.7	(6.0)	9.2	(1.7)	(13.5)
Worldwide	$ 1,982.5	$ 1,877.1	$ 105.4	$ 81.9	$ (7.9)	$ 31.4

Twelve Months Ended December 31

	2007	2006	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
United States	$ 3,650.0	$ 3,441.2	$ 208.8	$ -	$ (9.3)	$ 218.1
United Kingdom	589.1	565.6	23.5	50.3	(35.5)	8.7
Continental Europe	1,084.7	1,043.0	41.7	95.1	(24.0)	(29.4)
Asia Pacific	581.3	512.0	69.3	25.7	12.5	31.1
Latin America	314.1	303.4	10.7	18.4	(10.6)	2.9
All Other Markets	335.0	325.6	9.4	8.0	(3.8)	5.2
Worldwide	$ 6,554.2	$ 6,190.8	$ 363.4	$ 197.5	$ (70.7)	$ 236.6

"All Other Markets" includes Canada, Africa, and Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth LTM

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / Divestitures	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2006	$ 1,087.6		$ 3,944.1	
Foreign currency changes	45.5	4.2%	122.2	3.1%
Net acquisitions/divestitures	(1.0)	(0.1%)	(32.5)	(0.8%)
Organic	(26.1)	(2.4%)	105.4	2.7%
Total change	18.4	1.7%	195.1	4.9%
December 31, 2007	$ 1,106.0		$ 4,139.2	

Office & General

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2006	$ 572.9		$ 2,079.0	
Foreign currency changes	23.6	4.1%	66.0	3.2%
Net acquisitions/divestitures	(5.9)	(1.0%)	(43.8)	(2.1%)
Organic	(12.4)	(2.2%)	(56.4)	(2.7%)
Total change	5.3	0.9%	(34.2)	(1.6%)
December 31, 2007	$ 578.2		$ 2,044.8	

($ in Millions)

Reconciliation of Adjusted Operating Margin LTM

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss) [1]
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2

[1] Adjusted operating income (loss), excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

($ in Millions)

IPG

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline by Client Sector per Employee
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits and Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
ORGANIZATIONAL SIMPLIFICATION	Legal Entity Count
REAL ESTATE	Total Square Feet
CAPITAL EXPENDITURES	by Category
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense Total Available Liquidity

IPG

Revenue by Discipline


Marketing Services
42%
58%
Advertising & Media

$ 6,554.2

December 31, 2007

YTD

Unaudited data

($ in Millions)

Revenue by Client Sector

Top 100 Clients


2007
Other 12%
Health/Personal Care 19%
Financial Services 7%
Packaged Goods 8%
Food & Beverage 14%
Auto & Transportation 14%
Tech & Telecom 26%
2006
Other 10%
Health/Personal Care 20%
Financial Services 6%
Packaged Goods 9%
Food & Beverage 13%
Auto & Transportation 16%
Tech & Telecom 26%

Approximately 50% of consolidated revenue

Unaudited data

Revenue per Employee*


Last Twelve Months
$158.0
$156.0
$154.0
$152.0
$150.0
$148.0
$146.0
$144.0
$142.0
$140.0
$154.4
$152.2
$150.1
$147.4
LTM 12/31/07
LTM 9/30/07
LTM 6/30/07
LTM 3/31/07

* Annual headcount is a 5 point average

($ in Thousands)

Salaries & Related Expenses


% of Revenue, Last Twelve Months
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
63.2%
63.7%
63.7%
LTM 12/31/07
LTM 12/31/06
LTM 12/31/05

Salaries & Related Expenses % of Revenue

Three and Twelve Months Ended December 31



Base, Benefits & Tax
60.0%
50.0%
40.0%
44.0%
43.9%
51.9%
52.3%
Three Months
Twelve Months
Incentive Expense
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.6%
4.3%
3.6%
3.3%
Three Months
Twelve Months
Severance Expense
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.6%
3.2%
1.2%
1.6%
Three Months
Twelve Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.2%
3.3%
3.5%
3.6%
Three Months
Twelve Months
2007
2006

All Other Salaries & Related, not shown, was 3.4% and 3.2% for the three months ended December 31, 2007 and 2006, respectively, and 3.0% and 2.9% for the twelve months ended December 31, 2007 and 2006, respectively.

Office & General Expenses


% of Revenue, Last Twelve Months
40.0%
37.0%
34.0%
31.0%
28.0%
25.0%
31.2%
33.6%
36.5%
LTM 12/31/07
LTM 12/31/06
LTM 12/31/05

Office & General Expenses % of Revenue

Three and Twelve Months Ended December 31



Professional Fees
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.5%
3.3%
2.5%
3.9%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.2%
7.8%
8.1%
8.6%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.4%
4.5%
4.7%
4.8%
Three Months
Twelve Months
All Other O&G
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
15.1%
14.9%
15.9%
16.3%
Three Months
Twelve Months
2007
2006

"All Other O&G" includes client service costs, depreciation and amortization in O&G, bad debt expense, foreign currency gains/losses and other expenses.

Organizational Simplification


Legal Entity Count
Year End
1800
1600
1400
1200
1000
800
600
400
200
0
1575
1475
1350
1200
1100
2003
2004
2005
2006
2007

Real Estate


Total Square Feet
Year-End
15.0
10.0
5.0
0.0
Millions
3.1
12.0
2.7
11.6
2.7
11.1
2.4
10.6
2004
2005
2006
2007
Occupied
Sublease/Vacant

Capital Expenditures

Cap-ex by category: technology, real estate and other


$250
$200
$150
$100
$50
$0
$75
$69
$54
$71
$53
$86
$104
$85
2007
2006
2005
2004
IT
Real Estate
Other

($ in Millions)

EBITDA Coverage of Net Interest Expense

Adjusted EBITDA : Net Interest Expense, Last Twelve Months


10.0
8.0
6.0
4.0
2.0
0.0
7.3x
5.4x
2.0x
LTM 12/31/07
LTM 12/31/06
LTM 12/31/05

Adjusted EBITDA is calculated as operating income (loss) excluding the following: long-lived asset impairment and other charges; restructuring and other reorganization-related charges (reversals); and depreciation and amortization of fixed assets, intangible assets, restricted stock and other non-cash compensation. Net interest expense is calculated as interest expense, adjusted for non-cash interest amortization, less interest income.

See reconciliation on slide 35.

Reconciliation of Adjusted EBITDA and Net Interest Expense

	LTM 12/31/07	LTM 12/31/06	LTM 12/31/05
Operating Income (Loss)	$ 344.3	$ 106.0	$ (104.2)
Add back:			
Restructuring and other reorganization-related charges (reversals)	25.9	34.5	(7.3)
Long-lived asset impairments	-	27.2	98.6
Depreciation and amortization*	256.9	228.7	211.1
Adjusted EBITDA	**$ 627.1**	**$ 396.4**	**$ 198.2**
Interest Expense	$ (236.7)	$ (218.7)	$ (181.9)
Interest Income	119.6	113.3	80.0
Net Interest Expense	**$ (117.1)**	**$ (105.4)**	**$ (101.9)**
Non-Cash Amortization in Interest Expense	(30.8)	(31.9)	(4.6)
Net Interest Expense, Excluding Non-Cash Amortization	**$ (86.3)**	**$ (73.5)**	**$ (97.3)**
Adjusted EBITDA : Net Interest Expense	**5.4**	**3.8**	**1.9**
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	**7.3**	**5.4**	**2.0**

* Includes depreciation and amortization of fixed assets, intangible assets and restricted stock and other non-cash compensation.

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facility


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$527
$2,037
$527
$1,534
$527
$1,481
$527
$1,518
$530
$1,957
12/31/2007
9/30/2007
6/30/2007
3/31/2007
12/31/2006
Cash and Short-Term Marketable Securities
Available Committed Credit Facility

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG